EXHIBIT 10.Q

             SECOND AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED
            CREDIT AGREEMENT, AND REVOLVING CREDIT NOTE MODIFICATION
                      AND TERM NOTE MODIFICATION AGREEMENT

         THIS SECOND AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AND REVOLVING CREDIT NOTE MODIFICATION AND TERM NOTE MODIFICATION AGREEMENT ("SECOND AMENDMENT") effective as of May 31, 1996 (the "SECOND AMENDMENT EFFECTIVE DATE") is made and entered into by and among TEAM, INC. (the "BORROWER"), a Texas corporation, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "LENDER").

                                    RECITALS

         WHEREAS, the Borrower and the Lender are parties to an Amended and Restated Credit Agreement dated as of August 24, 1995 (as amended and supplemented by the First Amendment and Supplement to Amended and Restated Credit Agreement, and Note Modification Agreement dated effective as of September 13, 1995, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower and the Lender have agreed, on the terms and conditions herein set forth, to amend certain aspects of the Credit Agreement and to modify the payment terms of the "Term Note" and the "Revolving Credit Note" (as such terms are defined in the Credit Agreement);

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower and the Lender hereby agree that the Credit Agreement shall be amended as follows:

         SECTION 1. CERTAIN DEFINITIONS. As used in this Second Amendment, the terms "Borrower", "Credit Agreement", "Lender", "Second Amendment" and "Second Amendment Effective Date" shall have the meanings indicated above; and unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

         SECTION 2.1. DEFINED TERMS. The following terms, which are defined in
Section 1.02 of the Credit Agreement, are hereby amended as follows:

                  (a) The term "Agreement" is hereby amended to mean the Amended and Restated Credit Agreement, as amended and supplemented by this Second Amendment and as the same may from time to time be further amended or supplemented.

                  (b) The term "Final Maturity Date" is hereby amended to mean December 1, 1997.

                  (c) The term "Revolving Credit Termination Date" is hereby amended to mean December 1, 1997.

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         SECTION 2.2. ADDITIONAL DEFINED TERMS. Section 1.02 of the Credit
Agreement is hereby further amended and supplemented by adding the following new definition, which reads in its entirety as follows:

                  "'Second Amendment' shall mean that certain Second Amendment and Supplement to Amended and Restated Credit Agreement, and Revolving Credit Note Modification and Term Note Modification Agreement effective as of May 31, 1996, between the Lender and the Borrower."

         SECTION 2.3. AMENDMENTS TO THE CREDIT AGREEMENT. On and after the Second Amendment Effective Date, the Credit Agreement shall be amended as follows:

                  (a) Section 2.06(b) TERM NOTE. Section 2.06(b) of the Credit Agreement is hereby amended by deleting the first paragraph thereof and substituting therefore the following paragraph:

                  "(b) TERM NOTE. The Loans to be made by the Lender to the Borrower pursuant to Subsection 2.01(c) shall be evidenced by the Term Note, being that certain promissory note of the Borrower dated the Closing Date, in the original principal amount of $3,950,000, payable to the order of the Lender in ten (10) consecutive quarterly installments commencing on September 30, 1995, being in the amount of $350,000 each, and the tenth and final installment in the amount of the unpaid principal balance then owing thereunder being due and payable on the Final Maturity Date as modified by the Second Amendment. The Term Note shall otherwise be in substantially the form of Exhibit A-2 hereto as modified by the Second Amendment. The Term Note represents a renewal, extension, rearrangement and modification of the Prior Term Note."

                  (b) SECTION 9.14. TANGIBLE NET WORTH. Section 9.14 of the Credit Agreement is hereby amended by deleting "$13,000,000" in the first sentence thereof and substituting therefor "$10,000,000".

         SECTION 3. REVOLVING CREDIT NOTE MODIFICATION. Notwithstanding anything to the contrary contained in the Revolving Credit Note or the Credit Agreement, the maturity date of the Revolving Credit Note shall be due and payable on December 1, 1997. Accrued interest at the rate or rates specified or referred to in the Revolving Credit Note shall remain due and payable and payable on the dates specified or referred to in the Revolving Credit Note.

         SECTION 4. TERM NOTE MODIFICATION. Notwithstanding anything to the contrary contained in the Term Note or the Credit Agreement, the maturity date of the Term Note shall be due and payable on December 1, 1997. Accrued interest at the rates specified or referred to in the Term Note shall remain due and payable on the dates specified or referred to in the Term Note and Section 2.06(b) of the Credit Agreement, as amended and supplemented by this Second Amendment.

         SECTION 5. LIMITATIONS. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement, the Notes or any of the other Security Instruments, or (b) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement, the Notes, the Security Instruments or any of the other documents referred to therein. Except as expressly supplemented, amended or modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes, and any other Security Instruments or any other documents or instruments executed in connection with any of the

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foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

         SECTION 6. PAYMENT OF EXPENSES. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Second Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Lender, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the other Security Instruments. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

         SECTION 7. GOVERNING LAW. This Second Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         SECTION 8. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 9. ENTIRE AGREEMENT. This Second Amendment, the Credit Agreement, the Notes, and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Second Amendment.

         SECTION 9. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed and delivered by their respective duly authorized offices as of July 29, 1996, and effective as of the date first above written.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

         THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, THE NOTES AND OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.


                                   TEAM, INC.


                                By: /s/ MARGIE E. ROGERS
                                        Margie E. Rogers
                                          Treasurer

                                    Address for Notice:

                                    Joan Cohen, Esq.
                                    1019 South Hood Street
                                    Alvin, Texas  77511
                                    Attn:  President

                                    with a copy to:

                                    MARGIE E. ROGERS
                                    1019 South Hood Street
                                    Alvin, Texas  77511

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                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION




                                By: /s/ C. D. KARGES
                                        C. D. Karges
                                    Senior Vice President

                                    Address for Notices:

                                    712 Main Street
                                    Houston, Texas  77002
                                    Attention: Mr. C. D. Karges

                                    Lending Office for Base Rate and
                                    Eurodollar Loans:

                                    712 Main Street
                                    Houston, Texas 77002
                                    Telecopier No.:   (713) 216-6004
                                    Telephone No.:    (713) 216-5929
                                    Attention:        C.D. Karges

                                    with a copy to:

                                    Loan Agreements
                                    1111 Fannin, 10th Floor
                                    Houston, Texas 77002
                                    Telecopier No.:   (713) 750-2951
                                    Telephone No.:    (713) 750-2990
                                    Attention:        Manager

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